(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
June 30, 2001


Merrill Lynch
Global Bond Fund
For Investment and
Retirement


www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Global Bond Fund
For Investment and Retirement
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Global Bond Fund for Investment and Retirement


PORTFOLIO INFORMATION

Type of Issues*
As of June 30, 2001

Sovereign Government Obligations     --    42.2%
Banks                                --     9.7%
Supranational                        --     9.0%

US Government & Agency Obligations   --    19.3%
Financial Services                   --     9.8%
Telecommunications                   --     4.0%


Geographical Diversification*
As of June 30, 2001

Denmark                              --     4.4%
Australia                            --     4.6%
Italy                                --     5.0%
United Kingdom                       --     6.5%
Germany                              --     9.2%
United States                        --    29.1%
Japan                                --     8.3%
Canada                               --     3.5%
Austria                              --     3.5%
Spain                                --     1.9%
Sweden                               --     1.2%
France                               --    16.8%


Maturity of Investments*
As of June 30, 2001

5 yrs - 10 yrs                       --   63.58%
10 yrs +                             --   10.58%
0 - 1 yrs                            --    4.79%
1 yr - 5 yrs                         --   21.05%


*Percent of net assets may not equal 100%.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001


DEAR SHAREHOLDER



Portfolio Matters
For the six months ended June 30, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -5.83%, -6.20%, -6.22% and -5.94%, respectively. This compared to a total return of -4.36% for the unmanaged J.P. Morgan Global Government Bond Index for the same period. One factor that contributed to the Fund's underperformance during the period was the significant strengthening of the US dollar against the yen and the euro. Our bond and currency positions in Japan had a significant negative impact on the portfolio especially in April and May, as the election of Prime Minister Koizumi boosted both the bonds and the currency in the second quarter of 2001. The position in the US dollar block had a positive impact on the portfolio in the first quarter of 2001. Some of the gains were reversed by the better-than-expected economic data at the end of the period.


Market Review
Overall, bond market returns were poor for the period despite the easier monetary policy, a deteriorating economic outlook and poor equity market performance. In the United States, the most significant change had been in the shape of the yield curve. The yield curve steepened dramatically as the short end of the yield curve reacted favorably to the Federal Reserve Board's reduction of the Federal Funds rate by 275 basis points (2.75%) during the first quarter of 2001. Yields at the long end rose slightly, reflecting increased inflationary concerns. Since rising inflationary rates in the Eurozone were a key concern, the European Central Bank (ECB) was one of the only major central banks that did not follow the Federal Reserve Board's interest rate reduction. Investors switching from the weak equity market into the "safe haven" of Government bonds sent that market higher. However, bond markets seesawed through the second quarter of 2001 under the influence of the equity markets.

The Eurozone bond market followed a similar path with economic data remaining weak throughout. The ECB maintained a hawkish tone until May when interest rates were cut by 25 basis points. Instead of marking the start of a major easing cycle, the cut was perceived as a move to maintain a neutral policy. The British gilt market took its direction from the United States, but the abolition of the minimum funding requirement had a negative impact on gilts.

Japanese government bonds had a steady rally throughout the period despite a ratings downgrade from AAA to AA+ by Standard & Poor's. The Bank of Japan returned to a zero interest rate regime and had continued monetary easing by expanding debt repurchase plans. The market sentiment was lifted by the election of the new pro-reform Prime Minister Koizumi, who promised to limit debt issuance and implement structural reform to rescue the faltering economy.

The currency market focused on the relative growth prospects instead of interest rate differentials. Although the Federal Reserve Board's interest rate cuts had moved the interest rate differential in favor of the euro, there was little sign of the US dollar weakening. Despite concerns from the US manufacturers that the high US dollar was hurting the sector, the administration seemed reluctant to change its strong US dollar policy.

The euro fell almost 10% against the US dollar over the period as evidence showed that the global economic slowdown was spreading into the Eurozone. Inflation on the other hand, continued rising in the region, prompting concerns over stagflation and many feared that the ECB was falling behind the curve, which sent the currency back to levels last seen prior to the large scale intervention last year.

The yen also fell against the US dollar as the equity market tumbled to a 16-year low in the first quarter of 2001. The new pro-reform
Prime Minister Koizumi injected positive sentiment toward the currency but this soon dissipated as investors looked for more material evidence of reform.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001

The sterling remained relatively stable until the ruling labor party had a landslide victory in the general election and prompted fears over an early euro entry, which sent the pound to a 15-year low against the US dollar. The call for "pro-Euro realism" by Finance Minister Gordon Brown led to a small recovery of the sterling toward the end of the second quarter of 2001, but the currency was down 5.2% against the US dollar for the six months ended June 30, 2001.


Economic Outlook
In the US market, we believe that the Federal Reserve Board is close to completing its easing of monetary policy. However, if the economy remains weak and is unlikely to rebound sharply, it may lead to a period of low, stable rates. This should favor the long end of the market where portfolios are overweighted. Despite the weakening in European economies, the ECB remains reluctant to lower interest rates further as inflation remains well above their target level. Since the peak of inflation might be over, interest rates may begin to fall and European bonds are positioned to perform well going forward. We are negative on British gilts as the economy remains robust led by a strong consumer sector. In Japan, the ambitious plans by the new prime minister to limit future debt issuance seems unlikely to succeed with the weak economy.


Currency Outlook
The euro continues to suffer from faltering growth and continued capital outflows. Despite how far it has fallen, it is difficult to see the euro in a stage of significant recovery until these factors turn around. The US dollar has remained resilient despite the weak economy and lower interest rates. The pro-growth policy of the Federal Reserve Board may lead to further appreciation in the US dollar. We believe the yen is likely to remain in a range ahead of the upper house elections but may weaken thereafter. In addition, it is likely that the sterling will remain vulnerable to the unfolding political debate over euro membership.


In Conclusion
We thank you for your investment in Merrill Lynch Global Bond Fund for Investment and Retirement, and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Gareth Fielding)
Gareth Fielding
Portfolio Manager



July 12, 2001


We are pleased to announce that Gareth Fielding is responsible for the day-to-day management of Merrill Lynch Global Bond Fund for Investment and Retirement. Mr. Fielding has been employed by Merrill Lynch Investment Managers, L.P. since 1998 as Director. Prior thereto, Mr. Fielding was a senior portfolio manager with J.P. Morgan from 1991 to 1998.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                             Since Inception/
                                              6 Month            12 Month        10 Year           Standardized
As of June 30, 2001                         Total Return       Total Return    Total Return        30-Day Yield
ML Global Bond Fund Class A Shares*           -5.83%              -4.50%         +61.28%              2.95%
ML Global Bond Fund Class B Shares*           -6.20               -5.25          +49.27               2.28
ML Global Bond Fund Class C Shares*           -6.22               -5.30          +10.89               2.22
ML Global Bond Fund Class D Shares*           -5.94               -4.74          +15.38               2.71

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten-year/since inception periods are ten years for Class A &
Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**

Class A Shares*
One Year Ended 6/30/01                     -4.50%          -8.32%
Five Years Ended 6/30/01                   +1.25           +0.43
Ten Years Ended 6/30/01                    +4.90           +4.47

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return           % Return
                                       Without CDSC      With CDSC**

Class B Shares*
One Year Ended 6/30/01                     -5.25%          -8.92%
Five Years Ended 6/30/01                   +0.46           +0.46
Ten Years Ended 6/30/01                    +4.09           +4.09

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return           % Return
                                       Without CDSC      With CDSC**

Class C Shares*
One Year Ended 6/30/01                     -5.30%          -6.22%
Five Years Ended 6/30/01                   +0.40           +0.40
Inception (10/21/94)
through 6/30/01                            +1.56           +1.56

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**

Class D Shares*
One Year Ended 6/30/01                     -4.74%          -8.55%
Five Years Ended 6/30/01                   +1.00           +0.18
Inception (10/21/94)
through 6/30/01                            +2.16           +1.54

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001

SCHEDULE OF INVESTMENTS
                            Face                                           Interest     Maturity                Percent of
                            Amount       Long-Term Obligations               Rate         Date        Value     Net Assets
Australia

Sovereign              A$   4,200,000  Australian Government Bond            7.50%    9/15/2009   $  2,338,553       3.6%
Government                  1,290,000  Australian Government Bond            6.50     5/15/2013        674,220       1.0
Obligations


                                       Total Investments in Australia
                                       (Cost--$3,056,510)                                            3,012,773       4.6


Austria

Banks               YEN   260,000,000  Oesterreich Kontrollbank              1.80     3/22/2010      2,254,837       3.5


                                       Total Investments in Austria
                                       (Cost--$2,314,885)                                            2,254,837       3.5


Canada

Sovereign               C$    910,000  Government of Canada                  8.00     6/01/2023        734,572       1.1
Government
Obligations


Supranational               2,275,000  Inter-American Development Bank       7.25    11/03/2003      1,561,139       2.4


                                       Total Investments in Canada
                                       (Cost--$2,361,651)                                            2,295,711       3.5


Denmark

Banks               YEN   330,000,000  Deutsche Ausgleichsbank               1.85     9/20/2010      2,855,720       4.4


                                       Total Investments in Denmark
                                       (Cost--$2,938,309)                                            2,855,720       4.4


France

Sovereign           EURO    5,100,000  French OAT                            5.25     4/25/2008      4,391,500       6.8
Government                  4,500,000  French OAT                            5.50     4/25/2010      3,891,643       6.0
Obligations


Telecommunications          3,170,939  France Telecom                        5.75     4/25/2007      2,619,509       4.0


                                       Total Investments in France
                                       (Cost--$12,812,613)                                          10,902,652      16.8


Germany

Banks               EURO    1,400,000  Depfa Pfandbriefbank                  5.00     2/03/2005      1,194,716       1.8


Sovereign                   3,635,000  Bundesrepublik Deutschland            5.25     1/04/2011      3,113,396       4.8
Government                  1,010,000  Bundesrepublik Deutschland            4.75     7/04/2028        740,006       1.2
Obligations                 1,014,000  Bundesrepublik Deutschland            6.25     1/04/2030        919,369       1.4


                                       Total Investments in Germany
                                       (Cost--$6,219,498)                                            5,967,487       9.2


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001

SCHEDULE OF INVESTMENTS (continued)
Italy

Sovereign           YEN   355,000,000  Republic of Italy                     3.75 %   6/08/2005   $  3,238,877       5.0%
Government
Obligations


                                       Total Investments in Italy
                                       (Cost--$3,362,306)                                            3,238,877       5.0


Japan

Sovereign           YEN   360,000,000  Kingdom of Spain                      4.75     3/14/2005      3,371,216       5.2
Government
Obligations


Supranational             230,000,000  Asian Development Bank                3.125    6/29/2005      2,056,114       3.1


                                       Total Investments in Japan
                                       (Cost--$5,880,777)                                            5,427,330       8.3


Spain

Sovereign           EURO    1,500,000  Spanish Government Bond               5.15     7/30/2009      1,259,110       1.9
Government
Obligations


                                       Total Investments in Spain
                                       (Cost--$1,820,455)                                            1,259,110       1.9


Sweden

Sovereign              SEK  8,800,000  Swedish Government Bond               3.50     4/20/2006        753,023       1.2
Government
Obligations


                                       Total Investments in Sweden
                                       (Cost--$812,593)                                                753,023       1.2


United Kingdom

Sovereign          Pound    1,250,000  United Kingdom Gilt                   7.50    12/07/2006      1,918,794       3.0
Government      Sterling
Obligations


Supranational               1,500,000  European Investment Bank              7.625   12/07/2006      2,283,996       3.5


                                       Total Investments in the
                                       United Kingdom (Cost--$4,256,031)                             4,202,790       6.5


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001

SCHEDULE OF INVESTMENTS (concluded)
                            Face                                           Interest     Maturity                Percent of
                            Amount       Long-Term Obligations               Rate         Date        Value     Net Assets
United States

Financial               DM  7,100,000  Ford Motor Credit Company             5.25 %   6/16/2008   $  2,925,797       4.5%
Services               US$  3,430,000  Ford Motor Credit Company             7.375    2/01/2011      3,475,036       5.3


US Government               1,280,000  Fannie Mae                            7.00     7/15/2005      1,352,397       2.1
& Agency                    2,111,000  Fannie Mae                            7.125    6/15/2010      2,253,155       3.5
Obligations                 1,360,000  Fannie Mae                            7.25     5/15/2030      1,471,765       2.3
                            2,130,000  US Treasury Bonds                     6.25     5/15/2030      2,256,117       3.5
                            5,050,000  US Treasury Notes                     5.75     8/15/2010      5,166,907       7.9


                                       Total Investments in the
                                       United States (Cost--$19,941,166)                            18,901,174      29.1


                                       Total Investments in Long-Term
                                       Obligations (Cost--$65,776,794)                              61,071,484      94.0


Total Investments (Cost--$65,776,794)                                                               61,071,484      94.0
Unrealized Appreciation on Forward Foreign Exchange Contracts--Net*                                     22,945       0.0
Other Assets Less Liabilities                                                                        3,901,972       6.0
                                                                                                  ------------     -----
Net Assets                                                                                        $ 64,996,401     100.0%
                                                                                                  ============     =====


*Forward foreign exchange contracts as of June 30, 2001 were as follows:


                                    Expiration    Unrealized
Foreign Currency Sold                  Date      Appreciation

A$             4,830,000          August 2001    $    55,835
Euro             350,000          August 2001          5,609
Pound Sterling 2,480,149          August 2001          7,050
                                                 -----------
Total (US$ Commitment--$6,298,208)                    68,494
                                                 -----------



                                    Expiration    Unrealized
Foreign Currency Purchased             Date      Depreciation

Dkr            9,000,000          August 2001   $   (16,643)
YEN          385,000,000          August 2001       (28,906)

Total (US$ Commitment--$4,168,803)                  (45,549)
                                                 -----------

Total Unrealized Appreciation on Forward
Foreign Exchange Contracts--Net                  $    22,945
                                                 ===========

See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of June 30, 2001
Assets:             Investments, at value (identified cost--$65,776,794)                                $   61,071,484
                    Unrealized appreciation on forward foreign exchange contracts                               22,945
                    Cash                                                                                     5,745,268
                    Receivables:
                      Interest                                                       $    1,041,932
                      Beneficial interest sold                                               15,263          1,057,195
                                                                                     --------------
                    Prepaid registration fees and other assets                                                  90,634
                                                                                                         -------------
                    Total assets                                                                            67,987,526
                                                                                                         -------------


Liabilities:        Payables:
                      Custodian bank                                                      2,571,081
                      Beneficial interest redeemed                                          165,289
                      Forward foreign exchange contracts                                     72,032
                      Dividends to shareholders                                              43,183
                      Investment adviser                                                     30,719
                      Distributor                                                            24,971          2,907,275
                                                                                     --------------
                    Accrued expenses and other liabilities                                                      83,850
                                                                                                        --------------
                    Total liabilities                                                                        2,991,125
                                                                                                        --------------


Net Assets:         Net assets                                                                          $   64,996,401
                                                                                                        ==============


Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                               $      130,729
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      380,642
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        6,982
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      343,976
                    Paid-in capital in excess of par                                                       116,689,667
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net                                                    (47,789,994)
                    Unrealized depreciation on investments and foreign
                    currency transactions--net                                                             (4,765,601)
                                                                                                       ---------------
                    Net assets                                                                         $    64,996,401
                                                                                                       ===============


Net Asset Value:    Class A--Based on net assets of $9,853,056 and 1,307,291
                             shares of beneficial interest outstanding                                   $        7.54
                                                                                                         =============

                    Class B--Based on net assets of $28,696,382 and 3,806,417
                             shares of beneficial interest outstanding                                   $        7.54
                                                                                                         =============

                    Class C--Based on net assets of $526,189 and 69,824
                             shares of beneficial interest outstanding                                   $        7.54
                                                                                                         =============
                    Class D--Based on net assets of $25,920,774 and 3,439,760
                             shares of beneficial interest outstanding                                   $        7.54
                                                                                                         =============

See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001

FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended June 30, 2001
Investment Income:  Interest and discount earned                                                        $    1,566,347


Expenses:           Investment advisory fees                                                            $      214,572
                    Account maintenance and distribution fees--Class B                      125,420
                    Professional fees                                                        51,389
                    Accounting services                                                      43,734
                    Transfer agent fees--Class B                                             40,396
                    Account maintenance fees--Class D                                        33,713
                    Printing and shareholder reports                                         30,721
                    Transfer agent fees--Class D                                             28,016
                    Registration fees                                                        19,590
                    Trustees' fees and expenses                                              17,773
                    Custodian fees                                                           11,022
                    Transfer agent fees--Class A                                             10,996
                    Account maintenance and distribution fees--Class C                        1,918
                    Transfer agent fees--Class C                                                613
                    Pricing services                                                            494
                    Other                                                                     6,566
                                                                                     --------------
                    Total expenses                                                                             636,933
                                                                                                        --------------
                    Investment income--net                                                                     929,414
                                                                                                        --------------


Realized &          Realized gain (loss) on:
Unrealized            Investments--net                                                       11,009
Gain (Loss) on        Foreign currency transactions--net                                (4,091,795)        (4,080,786)
Investments &                                                                        --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions          Investments--net                                                  (1,133,300)
--Net:                Foreign currency transactions--net                                  (142,140)        (1,275,440)
                                                                                     --------------     --------------
                    Net Decrease in Net Assets Resulting from Operations                                $  (4,426,812)
                                                                                                        ==============

See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001

FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets
                                                                                       For the Six          For the
                                                                                       Months Ended        Year Ended
                                                                                         June 30,         December 31,
Increase (Decrease) in Net Assets:                                                         2001               2000
Operations:         Investment income--net                                            $     929,414    $     3,731,999
                    Realized loss on investments and foreign currency
                    transactions--net                                                   (4,080,786)        (7,763,652)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                  (1,275,440)          2,983,139
                                                                                     --------------     --------------
                    Net decrease in net assets resulting from operations                 4,426,812)        (1,048,514)
                                                                                     --------------     --------------


Dividends to        Investment income--net:
Shareholders:         Class A                                                             (162,983)                 --
                      Class B                                                             (381,786)                 --
                      Class C                                                               (5,289)                 --
                      Class D                                                             (379,356)                 --
                    Return of capital--net:
                      Class A                                                                    --          (639,366)
                      Class B                                                                    --        (1,792,439)
                      Class C                                                                    --           (21,251)
                      Class D                                                                    --        (1,278,943)
                                                                                     --------------     --------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                       (929,414)        (3,731,999)
                                                                                     --------------     --------------


Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                               (8,178,152)       (31,966,031)
Transactions:                                                                        --------------     --------------


Net Assets:         Total decrease in net assets                                       (13,534,378)       (36,746,544)
                    Beginning of period                                                  78,530,779        115,277,323
                                                                                     --------------     --------------
                    End of period                                                    $   64,996,401     $   78,530,779
                                                                                     ==============     ==============

See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001

FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios                                                            Class A
have been derived from information                            For the Six
provided in the financial statements.                         Months Ended
                                                                June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                           2001       2000        1999          1998         1997
Per Share         Net asset value, beginning of period       $    8.13   $    8.46   $    9.66    $    9.12    $    9.56
Operating                                                    ---------   ---------   ---------    ---------    ---------
Performance:      Investment income--net                           .12         .36         .45          .52          .54
                  Realized and unrealized gain
                  (loss) on investments and foreign
                  currency transactions--net                     (.59)       (.33)      (1.20)          .54        (.44)
                                                             ---------   ---------   ---------     --------    ---------
                  Total from investment operations               (.47)         .03       (.75)         1.06          .10
                                                             ---------   ---------   ---------     --------    ---------
                  Less dividends and distributions:
                    Investment income--net                       (.12)          --       (.34)        (.52)        (.14)
                    Return of capital--net                          --       (.36)       (.11)           --        (.40)
                                                             ---------   ---------   ---------     --------    ---------
                  Total dividends and distributions              (.12)       (.36)       (.45)        (.52)        (.54)
                                                             ---------   ---------   ---------     --------    ---------
                  Net asset value, end of period             $    7.54   $    8.13   $    8.46    $    9.66    $    9.12
                                                             =========   =========   =========    =========    =========


Total Investment  Based on net asset value per share         (5.83%)++        .52%     (7.92%)       11.99%        1.19%
Return:**                                                    =========   =========    ========    =========    =========


Ratios to         Expenses                                      1.31%*       1.07%       1.06%         .92%         .96%
Average                                                      =========   =========    ========    =========    =========
Net Assets:       Investment income--net                        3.07%*       4.50%       5.02%        5.57%        5.83%
                                                             =========   =========    ========    =========    =========


Supplemental      Net assets, end of period
Data:             (in thousands)                             $   9,853   $  11,517   $  16,776    $  26,289    $  27,522
                                                             =========   =========   =========    =========    =========
                  Portfolio turnover                            77.69%     221.49%     138.81%      129.20%      699.63%
                                                             =========   =========   =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios                                                            Class B
have been derived from information                            For the Six
provided in the financial statements.                         Months Ended
                                                                June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                           2001       2000        1999          1998         1997
Per Share         Net asset value, beginning of period       $    8.13   $    8.47   $    9.66    $    9.12    $    9.56
Operating                                                    ---------   ---------   ---------    ---------    ---------
Performance:      Investment income--net                           .09         .29         .38          .45          .47
                  Realized and unrealized gain
                  (loss) on investments and foreign
                  currency transactions--net                     (.59)       (.34)      (1.19)          .54        (.44)
                                                             ---------   ---------   ---------     --------    ---------
                  Total from investment operations               (.50)       (.05)       (.81)          .99          .03
                                                             ---------   ---------   ---------     --------    ---------
                  Less dividends and distributions:
                    Investment income--net                       (.09)          --       (.28)        (.45)        (.13)
                    Return of capital--net                          --       (.29)       (.10)           --        (.34)
                                                             ---------   ---------   ---------     --------    ---------
                  Total dividends and distributions              (.09)       (.29)       (.38)        (.45)        (.47)
                                                             ---------   ---------   ---------     --------    ---------
                  Net asset value, end of period             $    7.54   $    8.13   $    8.47    $    9.66    $    9.12
                                                             =========   =========   =========    =========    =========


Total Investment  Based on net asset value per share         (6.20%)++      (.38%)     (8.53%)       11.13%         .41%
Return:**                                                    =========   =========    ========    =========    =========


Ratios to         Expenses                                      2.10%*       1.86%       1.84%        1.71%        1.73%
Average                                                      =========   =========    ========    =========    =========
Net Assets:       Investment income--net                        2.28%*       3.71%       4.24%        4.80%        5.07%
                                                             =========   =========    ========    =========    =========


Supplemental      Net assets, end of period
Data:             (in thousands)                             $  28,696   $  38,426   $  62,822    $ 110,620    $ 160,571
                                                             =========   =========   =========    =========    =========
                  Portfolio turnover                            77.69%     221.49%     138.81%      129.20%      699.63%
                                                             =========   =========   =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios                                                            Class C
have been derived from information                            For the Six
provided in the financial statements.                         Months Ended
                                                                June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                           2001       2000        1999          1998         1997
Per Share         Net asset value, beginning of period       $    8.13   $    8.46   $    9.66    $    9.12    $    9.56
Operating                                                    ---------   ---------   ---------    ---------    ---------
Performance:      Investment income--net                           .09         .29         .37          .45          .46
                  Realized and unrealized gain
                  (loss) on investments and foreign
                  currency transactions--net                     (.59)       (.33)      (1.20)          .54        (.44)
                                                             ---------   ---------   ---------     --------    ---------
                  Total from investment operations               (.50)       (.04)       (.83)          .99          .02
                                                             ---------   ---------   ---------     --------    ---------
                  Less dividends and distributions:
                    Investment income--net                       (.09)          --       (.28)        (.45)        (.12)
                    Return of capital--net                          --       (.29)       (.09)           --        (.34)
                                                             ---------   ---------   ---------     --------    ---------
                  Total dividends and distributions              (.09)       (.29)       (.37)        (.45)        (.46)
                                                             ---------   ---------   ---------    ---------    ---------
                  Net asset value, end of period             $    7.54   $    8.13   $    8.46    $    9.66    $    9.12
                                                             =========   =========   =========    =========    =========


Total Investment  Based on net asset value per share         (6.22%)++      (.32%)     (8.69%)       11.07%         .33%
Return:**                                                    =========   =========    ========    =========    =========


Ratios to         Expenses                                      2.17%*       1.91%       1.89%        1.75%        1.82%
Average                                                      =========   =========    ========    =========    =========
Net Assets:       Investment income--net                        2.21%*       3.65%       4.19%        4.74%        4.94%
                                                             =========   =========    ========    =========    =========


Supplemental      Net assets, end of period
Data:             (in thousands)                             $     526   $     407   $     785    $   1,848    $   2,284
                                                             =========   =========   =========    =========    =========
                  Portfolio turnover                            77.69%     221.49%     138.81%      129.20%      699.63%
                                                             =========   =========   =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
The following per share data and ratios                                                            Class D
have been derived from information                            For the Six
provided in the financial statements.                         Months Ended
                                                                June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                           2001       2000        1999          1998         1997
Per Share         Net asset value, beginning of period       $    8.13   $    8.46   $    9.66    $    9.11    $    9.55
Operating                                                    ---------   ---------   ---------    ---------    ---------
Performance:      Investment income--net                           .11         .32         .43          .50          .51
                  Realized and unrealized gain
                  (loss) on investments and foreign
                  currency transactions--net                     (.59)       (.33)      (1.20)          .55        (.44)
                                                             ---------   ---------   ---------     --------    ---------
                  Total from investment operations               (.48)       (.01)       (.77)         1.05          .07
                                                             ---------   ---------   ---------     --------    ---------
                  Less dividends and distributions:
                    Investment income--net                       (.11)          --       (.32)        (.50)        (.13)
                    Return of capital--net                          --       (.32)       (.11)           --        (.38)
                                                             ---------   ---------   ---------     --------    ---------
                  Total dividends and distributions              (.11)       (.32)       (.43)        (.50)        (.51)
                                                             ---------   ---------   ---------     --------    ---------
                  Net asset value, end of period             $    7.54   $    8.13   $    8.46    $    9.66    $    9.11
                                                             =========   =========   =========    =========    =========


Total Investment  Based on net asset value per share         (5.94%)++        .27%     (8.15%)       11.84%         .94%
Return:**                                                    =========   =========    ========    =========    =========


Ratios to         Expenses                                      1.57%*       1.32%       1.31%        1.17%        1.19%
Average                                                      =========   =========    ========    =========    =========
Net Assets:       Investment income--net                        2.81%*       4.25%       4.77%        5.32%        5.66%
                                                             =========   =========    ========    =========    =========


Supplemental      Net assets, end of period
Data:             (in thousands)                             $  25,921   $  28,181   $  34,894    $  48,724    $  49,813
                                                             =========   =========    ========    =========    =========
                  Portfolio turnover                            77.69%     221.49%     138.81%      129.20%      699.63%
                                                             =========   =========    ========    =========    =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Bond Fund for Investment and Retirement (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the primary market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Trustees. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. All of the net investment income dividends paid by the Fund during the year ended December 31, 2000 are characterized as a return of capital.

(h) Custodian bank--The Fund recorded an amount payable to the Custodian Bank resulting from a timing difference of security transaction settlements.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account
                                   Maintenance        Distribution

                                       Fee                 Fee
Class B                                .25%                .50%
Class C                                .25%                .55%
Class D                                .25%                 --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

For the six months ended June 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                       FAMD               MLPF&S

Class D                                  $3                $118

For the six months ended June 30, 2001, MLPF&S received contingent deferred sales charges of $5,868 and $104 relating to transactions in Class B and Class C Shares, respectively.

For the six months ended June 30, 2001, Merrill Lynch Security
Pricing Service, an affiliate of MLPF&S, earned $215 for providing security price quotations to complete the Fund's net asset value.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $6,838 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $53,779,473 and $64,643,378, respectively.

Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized gains (losses) as of June 30, 2001 were as follows:

                                     Realized          Unrealized
                                      Gains              Gains
                                     (Losses)           (Losses)

Investments:
   Long-term                     $     11,009       $ (4,705,310)
                                 ------------       -------------
Total investments                      11,009         (4,705,310)
                                 ------------       -------------
Currency transactions:
   Foreign currency
   transactions                   (4,059,283)            (83,236)
   Forward foreign
   exchange contracts                (32,512)              22,945
                                -------------       -------------
Total currency transactions       (4,091,795)            (60,291)
                                -------------       -------------
Total                           $ (4,080,786)       $ (4,765,601)
                                =============       =============

As of June 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $4,705,310, of which $266,555 related to appreciated securities and $4,971,865 related to depreciated securities. The aggregate cost of investments at June 30, 2001 for Federal income tax purposes was $65,776,794.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $8,178,152 and $31,966,031 for the six months ended June 30, 2001 and for the year ended December 31, 2000, respectively.

Transactions in shares of capital for each class were as follows:


Class A Shares for the Six Months                             Dollar
Ended June 30, 2001                       Shares              Amount

Shares sold                                110,607         $    874,945
Shares issued to shareholders
in reinvestment of dividends                 8,021               62,780
                                      ------------        -------------
Total issued                               118,628              937,725
Shares redeemed                          (228,384)          (1,800,397)
                                      ------------        -------------
Net decrease                             (109,756)        $   (862,672)
                                      ============        =============


Class A Shares for the Year                                   Dollar
Ended December 31, 2000                   Shares              Amount

Shares sold                                237,764        $   1,920,665
Shares issued to shareholders
in reinvestment of dividends                37,086              298,570
                                      ------------        -------------
Total issued                               274,850            2,219,235
Shares redeemed                          (839,961)          (6,731,278)
                                      ------------        -------------
Net decrease                             (565,111)        $ (4,512,043)
                                      ============        =============



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2001


Class B Shares for the Six Months                             Dollar
Ended June 30, 2001                       Shares              Amount

Shares sold                                 51,179         $    406,797
Shares issued to shareholders
in reinvestment of dividends                23,480              183,892
                                      ------------        -------------
Total issued                                74,659              590,689
Automatic conversion of shares           (384,138)          (3,038,017)
Shares redeemed                          (610,885)          (4,809,547)
                                      ------------       --------------
Net decrease                             (920,364)       $  (7,256,875)
                                      ============       ==============


Class B Shares for the Year                                   Dollar
Ended December 31, 2000                   Shares              Amount

Shares sold                                141,392        $   1,148,917
Shares issued to shareholders
in reinvestment of dividends               117,716              949,916
                                      ------------        -------------
Total issued                               259,108            2,098,833
Automatic conversion of shares           (477,463)          (3,829,786)
Shares redeemed                        (2,475,184)         (20,037,127)
                                      ------------       --------------
Net decrease                           (2,693,539)       $ (21,768,080)
                                      ============       ==============


Class C Shares for the Six Months                             Dollar
Ended June 30, 2001                       Shares              Amount

Shares sold                                 31,343         $    245,975
Shares issued to shareholders
in reinvestment of dividends                   473                3,689
                                        ----------         ------------
Total issued                                31,816              249,664
Shares redeemed                           (12,126)             (94,399)
                                        ----------         ------------
Net increase                                19,690         $    155,265
                                        ==========         ============


Class C Shares for the Year                                   Dollar
Ended December 31, 2000                   Shares              Amount

Shares sold                                 19,190         $    154,871
Shares issued to shareholders
in reinvestment of dividends                 2,128               17,146
                                        ----------          -----------
Total issued                                21,318              172,017
Shares redeemed                           (64,002)            (518,629)
                                        ----------         ------------
Net decrease                              (42,684)         $  (346,612)
                                        ==========         ============


Class D Shares for the Six Months                             Dollar
Ended June 30, 2001                       Shares              Amount

Shares sold                                 14,161          $   110,395
Automatic conversion of shares             384,378            3,038,017
Shares issued to shareholders
in reinvestment of dividends                30,037              234,876
                                        ----------         ------------
Total issued                               428,576            3,383,288
Shares redeemed                          (456,816)          (3,597,158)
                                        ----------         ------------
Net decrease                              (28,240)         $  (213,870)
                                        ==========         ============


Class D Shares for the Year                                   Dollar
Ended December 31, 2000                   Shares              Amount

Shares sold                                 23,375        $     190,124
Automatic conversion of shares             477,719            3,829,786
Shares issued to shareholders
in reinvestment of dividends               102,399              824,380
                                       -----------       --------------
Total issued                               603,493            4,844,290
Shares redeemed                        (1,258,779)         (10,183,586)
                                       -----------       --------------
Net decrease                             (655,286)       $  (5,339,296)
                                       ===========       ==============





5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.


6. Capital Loss Carryforward:
At December 31, 2000, the Fund had a net capital loss carryforward of approximately $40,279,000, of which $23,791,000 expires in 2002, $10,514,000 expires in 2005, $3,475,000 expires in 2007 and
$2,499,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.